                                                                    Exhibit 10.1


                           CONSENT TO CREDIT AGREEMENT

     This CONSENT TO CREDIT AGREEMENT is entered into as of this 27th day of March, 1998 (this "Consent") by and between WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower"), the other Loan Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, as Swing Line Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, all capitalized terms used in this Consent shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

                                    RECITALS

     WHEREAS, Borrower, GE Capital, certain Loan Parties and Lenders are parties to a Credit Agreement dated as of May 25, 1996, as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 11, 1996, that certain Amendment No. 2 to Credit Agreement dated as of October 22, 1996, that certain Amendment No. 3 to Credit Agreement dated as of May 23, 1997, and that certain Consent and Amendment No. 4 to Credit Agreement dated as of July 31, 1997 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, Borrower requests Requisite Lenders' consent under the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, and for good and valuable consideration, the parties hereto agree as follows:

     Section 1. Consent. Agent and Requisite Lenders consent to (i) the payment of aggregate dividends in the amount of $9,990,000 to Second Intermediate Parent, from Second Intermediate Parent to First Intermediate Parent, from First Intermediate Parent to Parent and from Parent to Newco, and (ii) the repurchase by Newco of a Warrant dated May 25, 1996, held by CVS New York, Inc., a New York corporation f/k/a Melville Corporation, for 1,500,000 shares of Newco's common stock (1,350,000 shares after giving effect to a .90 for 1 reverse stock split) for an aggregate price of $9,990,000.

     Section 2. Representations and Warranties of Loan PartieS. The Loan Parties represent and warrant that:

          (a) the execution, delivery and performance by the Loan Parties of this Consent have been duly authorized by all necessary corporate action required on their part;

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, delivery and performance of this Consent nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificates or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

     Section 3. Condition to Effectiveness. This Consent shall be effective upon satisfaction of the following conditions precedent:

          (a) Execution and delivery of this Consent by the Loan Parties and Requisite Lenders.

          (b) The representations and warranties contained herein shall be true and correct in all respects.

          (c) Agent shall have received a fully executed reaffirmation of guaranty from the Loan Parties (other than Borrower and the Foreign Subsidiaries) substantially in the form of Exhibit A hereto.

     Section 4. Reference to and Effect Upon the Credit Agreement.

          (a) The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Consent, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     Section 5. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent.

     Section 6. Governing Law. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 7. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

     Section 8. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)

     IN WITNESS WHEREOF, this Consent has been duly executed as of the date first written above.

                                   WILSONS LEATHER HOLDINGS INC.


                                   By:  /s/  Douglas J. Treff
                                        -----------------------------------
                                   Title:  Chief Financial Officer
                                           --------------------------------

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION,
                                   as Agent, Lender and Swing Line Lender


                                   By:  /s/ Catharine L. Midkiff
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   BANKBOSTON, N.A. (formerly THE
                                   FIRST NATIONAL BANK OF BOSTON)


                                   By:  /s/  Ella Tilsta
                                        -----------------------------------
                                   Title:  Director
                                           --------------------------------

                                   SANWA BUSINESS CREDIT
                                   CORPORATION, as Lender


                                   By:  /s/  Stanley Kaminski
                                        -----------------------------------
                                   Title:  Vice President
                                           --------------------------------

                                   SIGNET BANK, as Lender


                                   By:
                                      -------------------------------------
                                   Title:
                                         ----------------------------------

                                   THE CIT GROUP/BUSINESS CREDIT,
                                   INC., as Lender


                                   By:  /s/  Allison Friedman
                                        -----------------------------------
                                   Title:  Assistant Secretary
                                           --------------------------------

                                   TRANSAMERICA BUSINESS CREDIT
                                   CORPORATION, as Lender


                                   By:  /s/  Steve Fischer
                                        -----------------------------------
                                   Title:  Executive Vice President
                                           --------------------------------

                                   CORESTATES BANK N.A., as Lender


                                   By:  /s/  Myron Landau
                                        -----------------------------------
                                   Title:  Vice President
                                           --------------------------------

                                   BANKAMERICA BUSINESS
                                   CREDIT, INC.,


                                   By:  /s/  Thomas G. Sullivan
                                        -----------------------------------
                                   Title:  Vice President
                                           --------------------------------

                                   FIRST BANK NATIONAL
                                   ASSOCIATION, as Lender


                                   By:  /s/  Kim Lippaner
                                        -----------------------------------
                                   Title:  Assistant Vice President
                                           --------------------------------

                                   Bermans The Leather Experts Inc.
                                   River Hills Wilsons, Inc.
                                   Wilsons The Leather Experts Inc.
                                   Rosedale Wilsons, Inc.
                                   Wilsons House of Suede, Inc.
                                   Wilsons Center, Inc.


                                   By:  /s/  Douglas J. Treff
                                        -----------------------------------
                                   Title:  Chief Financial Officer
                                           --------------------------------